UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2025

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4446-1A Hendricks Avenue Suite 354, Jacksonville, Florida	32207
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders (the “Annual Meeting”) on September 30, 2025.  The record date for shareholders entitled to notice of, and to vote at, the Annual Meeting was August 4, 2025.  At the close of business on that date, the Company had 120,116,916 shares of common stock issued and outstanding and entitled to be voted at the Annual Meeting.  Four proposals were submitted to the Company’s shareholders at the Annual Meeting.  The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 18, 2025.  The final voting results were as follows:

Proposal 1

The Company’s shareholders elected the following Class III Directors to serve for a term expiring at the 2028 annual meeting.  The voting results are set forth below.

	Votes For	Votes Against	Votes Withheld	Broker Non-Vote
Paul A Rosenbaum	19,369,656	0	1,117,384	52,728,246
Robert G Sterne	19,446,939	0	1,040,101	52,728,246

Proposal 2

The Company's shareholders ratified the selection of Frazier & Deeter, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2025.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
72,670,290	140,107	404,889	N/A

Proposal 3

The Company’s shareholders approved, on an advisory basis, the Company's named executive officer compensation.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
18,723,719	1,357,164	406,157	52,728,246

Proposal 4

The Company's shareholders voted on the frequency of future advisory votes on executive compensation.  The voting results are set forth below.

1 Year	2 Years	3 Years	Votes Abstained
7,378,262	10,622,593	1,928,782	557,403

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 1, 2025
PARKERVISION, INC.

By /s/ Cynthia French
Cynthia French
Chief Financial Officer